UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 31, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

4211 W. Boy Scout Boulevard
Tampa, FL 33607
(Address of Principal Executive Offices)

(813) 871-4811

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement.

On July 31, 2006, Mueller Water Products, Inc. (the “Company”) and Doyce Gaskin entered into a letter agreement whereby Mr. Gaskin was appointed to serve as the Executive Vice President of the Company’s Mueller Segment.  Mr. Gaskin, who is 50, had previously served as Vice President, Manufacturing, of the Company since February 1999.   A copy of the letter agreement between the Company and Mr. Gaskin is attached hereto as Exhibit 10.1.

The July 31, 2006 letter agreement with Mr. Gaskin provides for a base salary of $260,000 per year, effective the date of the letter agreement, subject to annual increase equal to the greater of 4% and a cost of living adjustment, calculated as set forth in the letter agreement, and benefits commensurate with an executive-level position at the Company.  Effective October 1, 2005, Mr. Gaskin is participating in the Company’s Executive Incentive Plan (EIP) with an annual target bonus level of $314,427 up to a maximum of two times target.  Under the EIP, bonus targets are set annually by the Company’s Board based on performance metrics including, for example, Company net income, segment operating income and segment return on net assets (RONA).  Under the Mueller Water Products, Inc. 2006 Stock Incentive Plan, Mr. Gaskin will receive a stock award having a value of $220,500, calculated at July 31, 2006 using a modified Black-Scholes model, and composed of non-qualified stock options, vesting in equal annual installments over three years, and restricted stock units, vesting after seven years, subject to accelerated vesting.   In addition, prior to the end of the Company’s 2006 fiscal year, Mr. Gaskin will receive another stock award under the Mueller Water Products, Inc. 2006 Stock Incentive Plan of non-qualified stock options having a value of $110,000, calculated on the date granted using a modified Black-Scholes model.

If, prior to June 1, 2009, Mr. Gaskin is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Gaskin will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 2.25 (unless such termination occurs prior to determination of Mr. Gaskin’s cash bonus for the 2006 fiscal year, in which case, he will be entitled to his cash bonus for the 2005 fiscal year multiplied by 1.5 paid ratably over 18 months); and continued participation in benefits until 18 months after such termination or the date Mr. Gaskin is entitled to receive comparable benefits from subsequent employment.  If on or after June 1, 2009, Mr. Gaskin is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Gaskin will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 1.5; and continued participation in benefits until 18 months after such termination or the date Mr. Gaskin is entitled to receive comparable benefits from subsequent employment.  If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Gaskin, the Company will make an additional payment to Mr. Gaskin to cover the full cost of such excise or additional tax payment so that Mr. Gaskin is in the same after-tax position had he not been subject to the excise or additional tax.

Neither Mr. Gaskin nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Company. Mr. Gaskin has no family relationship with any director or executive officer of the Company. He will continue as an officer of the Company until the earlier of his termination of employment or the election of his successor by the Board of Directors.

Item 5.02.                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)                                  Appointment of New Segment President.

On July 31, 2006, the Company and Thomas E. Fish entered into a letter agreement whereby Mr. Fish will continue to serve as the President of the Company’s Anvil Segment.  Mr. Fish, who is 52, had previously served as President of the Company’s Anvil Segment since 2000, and, from January 2005 through November 2005, Mr. Fish

served as the Company’s interim Chief Financial Officer.   A copy of the letter agreement between the Company and Mr. Fish is attached hereto as Exhibit 10.2.

The July 31, 2006 letter agreement with Mr. Fish provides for a base salary of $286,000 per year, effective the date of the letter agreement, subject to annual increase equal to the greater of 4% and a cost of living adjustment, calculated as set forth in the letter agreement, and benefits commensurate with an executive-level position at the Company.  Effective October 1, 2005, Mr. Fish is participating in the Company’s Executive Incentive Plan (EIP) with an annual target bonus level of $380,000 up to a maximum of two times target.  Under the EIP, bonus targets are set annually by the Company’s Board based on performance metrics including, for example, Company net income, segment operating income and segment RONA.  In addition, Mr. Fish will receive a stock award under the Mueller Water Products, Inc. 2006 Stock Incentive Plan having a value of $230,000, calculated at July 31, 2006 using a modified Black-Scholes model, and composed of non-qualified stock options, vesting in equal annual installments over three years, and restricted stock units, vesting after seven years, subject to accelerated vesting.

If, prior to June 1, 2009, Mr. Fish is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Fish will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 2.25 (unless such termination occurs prior to determination of Mr. Fish’s cash bonus for the 2006 fiscal year, in which case, he will be entitled to his cash bonus for the 2005 fiscal year multiplied by 1.5 paid ratably over 18 months); and continued participation in benefits until 18 months after such termination or the date Mr. Fish is entitled to receive comparable benefits from subsequent employment.  If on or after June 1, 2009, Mr. Fish is terminated without cause or in the event of his constructive termination, as more specifically set forth in the letter agreement, then Mr. Fish will be entitled to: payment over 18 months of his annual base salary; payment ratably over 18 months of an amount equal to his annual cash bonus for the last-completed fiscal year multiplied by 1.5; and continued participation in benefits until 18 months after such termination or the date Mr. Fish is entitled to receive comparable benefits from subsequent employment.  If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Fish, the Company will make an additional payment to Mr. Fish to cover the full cost of such excise or additional tax payment so that Mr. Fish is in the same after-tax position had he not been subject to the excise or additional tax.

Neither Mr. Fish nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Company. Mr. Fish has no family relationship with any director or executive officer of the Company. He will continue as an officer of the Company until the earlier of his termination of employment or the election of his successor by the Board of Directors.

Item 9.01                                        Financial Statements and Exhibits.

(d)                              Exhibits.

Exhibit Number	Title

10.1	Letter Agreement dated July 31, 2006 between Mueller Water Products, Inc. and Doyce Gaskin

10.2	Letter Agreement dated July 31, 2006 between Mueller Water Products, Inc. and Thomas E. Fish

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER WATER PRODUCTS, INC

By:	/s/ JEFFERY W. SPRICK
Jeffery W. Sprick
Chief Financial Officer

Date:  August 3, 2006